EATON VANCE TAX-MANAGED MID-CAP CORE FUND Supplement to Statement of Additional Information dated March 1, 2011

The following supplements information regarding Eaton Vance Tax-Managed Mid-Cap Core Fund under "Portfolio Managers." in "Investment Advisory and Administrative Services":

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
	All Accounts	All Accounts	Paying a Performance Fee	Paying a Performance Fee
Richard B. England*
Registered Investment Companies	6	$1,903.8	0	$0
Other Pooled Investment Vehicles	1	$ 38.4	0	$0
Other Accounts(3)	109	$2,512.8	0	$0

William R. Hackney, III*
Registered Investment Companies	6	$1,941.2	0	$0
Other Pooled Investment Vehicles	1	$ 38.4	0	$0
Other Accounts(3)	105	$2,419.1	0	$0

Brian P. Mansfield*
Registered Investment Companies	0	$ 0	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0

Glenn H. Shaw*
Registered Investment Companies	0	$ 0	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0

* As of March 31, 2011. Messrs. England, Mansfield and Shaw became portfolio managers of Eaton Vance Tax-Managed Mid-Cap Core Fund on May 2, 2011.

The following table shows the dollar range of shares of a Fund beneficially owned by its portfolio manager(s) as of the Funds’ most recent fiscal year ended October 31, 2010 and in the Eaton Vance Family of Funds as of December 31, 2010. Interests in a Portfolio cannot be purchased by a portfolio manager.

Aggregate Dollar Range of Equity
	Dollar Range of Equity Securities	Securities Owned in all Registered Funds in
Fund Name and Portfolio Manager	Owned in the Fund*	the Eaton Vance Family of Funds
Tax-Managed Mid-Cap Core Fund
Richard B. England	None	$100,001 - $500,000
William R. Hackney, III	None	$500,001 - $1,000,000
Brian P. Mansfield	None	$100,001 - $500,000
Glenn H. Shaw	None	$100,001 - $500,000

* As of March 31, 2011.

May 4, 2011